UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

NATIONAL PROPERTY INVESTORS 5

(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-11095 (Commission File Number)	22-2385051 (I.R.S. Employer Identification Number)
55 Beattie Place Post Office Box 1089 Greenville, South Carolina 29602 (Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (864) 239-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On July 7, 2011, National Property Investors 5, a California limited Partnership (the “Registrant”), filed a definitive proxy statement (the “Consent Solicitation Statement”), with the Securities and Exchange Commission (Commission File No. 0-11095), in connection with the solicitation of consents of the Registrant’s limited partners (the “Limited Partners”) for the sale of Willow Park on Lake Adelaide Apartments (the “Property”), which is the Registrant’s last remaining property.  Under the terms of the Registrant’s partnership agreement, the consent of Limited Partners owning more than 50% of the outstanding units of limited partnership interest of the Registrant (the “Units”) is required to approve the sale of the Property as set forth in the Consent Solicitation Statement.  As of July 5, 2011, the record date for the consent solicitation, there were 82,428 Units issued and outstanding, with affiliates of the Registrant owning 53,930, or approximately 65.43%, of the outstanding Units.  A total of 37,149 of the Units owned by the Registrant’s affiliates are subject to a voting restriction, which requires that these Units be voted in proportion to the votes made with respect to Units not subject to this restriction.  Accordingly, the consent of Limited Partners owning at least 7.11% of the remaining outstanding Units, or approximately 5,860 Units, that are not subject to the voting restriction is required to approve the sale of the Property on the terms described in the Consent Solicitation Statement.   The consent solicitation period expired at 5:00 p.m., New York City time, on July 27, 2011.

The sale of the Property was approved by the Limited Partners by the requisite consent without a meeting pursuant to the terms of the Registrant’s partnership agreement and the Consent Solicitation Statement.  The final voting results for the consent solicitation relating to the sale of the Property are as follows:

Number and Percentage of Outstanding Units Consenting to the Sale	Number and Percentage of Outstanding Units Withholding Consent to the Sale	Number and Percentage of Outstanding Units Abstaining
50,122 (60.81%)	1,441 (1.75%)	460 (0.56%)

            The votes of the affiliates and non-affiliates of the Registrant in connection with the consent solicitation are as follows:

Number and Percentage of Outstanding Units Consenting to the Sale	Number and Percentage of Outstanding Units Withholding Consent to the Sale	Number and Percentage of Outstanding Units Abstaining
Affiliates: 22,589 (27.41%) (Restricted Units) 16,781 (20.36%) (Unrestricted Units) Non-Affiliates: 10,752 (13.04%)	Affiliates: 649 (0.79%) (Restricted Units) Non-Affiliates: 792 (0.96%)	Affiliates: 207 (0.25%) (Restricted Units) Non-Affiliates: 253 (0.31%)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS 5

By:     NPI Equity Investments, Inc.
    Managing General Partner

 By:     /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: August 1, 2011